UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2010

BAR HARBOR BANKSHARES

(Exact name of registrant as specified in its charter)

Maine	001-13349	01-0393663
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 400, 82 Main Street, Bar Harbor, ME		04609-0400
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (207) 288-3314

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 24, 2010, Bar Harbor Bankshares (the “Company”) issued a press release announcing that it has redeemed all 18,751 shares of its Fixed Rate Cumulative Perpetual Preferred Stock, Series A, that it sold to the U.S. Department of the Treasury (the “Treasury”) on January 16, 2009 as part of the Capital Purchase Program established by the Treasury under the Emergency Economic Stabilization Act of 2008.

The foregoing description of the press release does not purport to be complete and is qualified in its entirety by reference to the press release, a copy of which is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated February 24, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAR HARBOR BANKSHARES
(Registrant)

By:	/s/ Joseph M. Murphy
	Name:	Joseph M. Murphy
	Title:	President and Chief Executive Officer

Date: February 24, 2010

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 24, 2010.